SUPPLEMENT TO:
Calvert Social Investment Fund (CSIF) Balanced Portfolio
CSIF Equity Portfolio
CSIF Enhanced Equity Portfolio
CSIF Bond Portfolio
Calvert Social Index Fund
Calvert Large Cap Growth Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Capital Accumulation Fund
Calvert World Values Fund (CWVF) International Equity Fund
Calvert New Vision Small Cap Fund

Calvert Income Fund
Calvert Short Duration Income Fund

Prospectuses dated: February 1, 2005
Date of this Supplement:  March 29, 2005

The following supplements the information in the above prospectuses regarding How to Buy Shares: Calculation of CDSC/Waiver and Exhibit A, Service Fees and Arrangements with Broker/Dealers:

The CDSC on Class B and Class C Shares will be waived if the shares were sold by a  broker/dealer that has an agreement with CDI to sell such shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares.  In this case, CDI does not pay the selling broker/dealer a commission but does pay the selling broker/dealer a service fee and additional compensation totaling 1.00%, which may begin in the first month, rather than in the 13th month after sale.  Ask your broker/dealer if this Class B or Class C CDSC waiver applies to you (generally, applicable only to 401(k) and 403(b) platforms).

The following replaces the second paragraph on page 88 of the Socially Responsible Prospectus (the last paragraph on page 31 of the Income Fund/Short Duration/Long-Term Income Prospectus):

When the total balance of your existing Class C holdings of Calvert's funds reaches or exceeds $500,000, you should make future investments in Class A Shares since you will qualify to purchase Class A Shares at a reduced sales load.